UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2012

XERIUM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8537 Six Forks Road, Suite 300, Raleigh, North Carolina 27615

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (919) 526-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information contained in this report, together with the exhibits attached hereto, under item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On August 6, 2012, Xerium Technologies, Inc. issued a press release reporting financial results for the quarter ended June 30, 2012 and announced that Xerium Technologies, Inc. would conduct a conference call on August 7, 2012 to discuss its financial results for such periods. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. The Company intends to discuss the presentation furnished as Exhibit 99.2 to this Form 8-K on the conference call. Additionally, reconciliations of non-GAAP financial measures that appear in the presentation are furnished as Exhibit 99.3 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith.

Exhibit No.	Description

99.1	Press Release of Xerium Technologies, Inc. dated August 6, 2012 relating to financial results for the quarter ended June 30, 2012.

99.2	Supplemental presentation of selected data for Xerium Technologies, Inc. earnings call on August 7, 2012.

99.3	Supplemental reconciliations of non-GAAP information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIUM TECHNOLOGIES, INC.

Date: August 6, 2012	By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	Executive Vice President and CFO

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Xerium Technologies, Inc. dated August 6, 2012 relating to financial results for the quarter ended June 30, 2012.

99.2	Supplemental presentation of selected data for Xerium Technologies, Inc. earnings call on August 7, 2012.

99.3	Supplemental reconciliations of non-GAAP information.